SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): SEPTEMBER 14, 1999
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                          DYNAMIC MATERIALS CORPORATION
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             (Exact name of registrant as specified in its charter)



           DELAWARE                      0-8328                 84-0608431
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 (State or other jurisdiction          (Commission             (IRS Employee
       of incorporation)              File Number)          Identification No.)



        551 ASPEN RIDGE DRIVE, LAFAYETTE, CO                   80026
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      (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (303) 665-5700
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          (Former name or former address, if changed since last report)


                         EXHIBIT INDEX APPEARS ON PAGE 4


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)        EXHIBITS

         99.1       Press Release dated September 14, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      DYNAMIC MATERIALS COMPANY


Dated: September 14, 1999                By: /S/ MARK W. JARMAN
                                         ---------------------------------
                                         Mark W. Jarman
                                         Vice President of Corporate Development

                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

    99.1         Press Release dated September 14, 1999.